SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                March 30, 1998


     STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement, dated as of March 1, 1998, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-3)


                   Structured Asset Securities Corporation
          ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



              Delaware                   333-47499         74-2440850
     ---------------------------        -------------    --------------
     (State or Other Jurisdiction       (Commission    (I.R.S. Employer
          of Incorporation)             File Number)   Identification No.)



             200 Vesey Street
          New York, New York                                 10285
       ------------------------                       -------------------
         (Address of Principal                          (Zip Code)
           Executive Offices)

     Registrant's telephone number, including area code:  (212) 526-5594

                                  No Change

(Former Name or Former Address, if Changed Since Last Report)


     Item 5.  Other Events
              ------------

     A. The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-47499) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $769,725,000 in aggregate principal amount of Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-3 on March 30, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 18, 1998, as supplemented by the Prospectus Supplement dated March 26, 1998 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of March 1, 1998, among
                                -----------
Structured Asset Securities Corporation, as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer and First Union National Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2, Class M-1, Class M-2, Class B, Class X and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $769,725,543.18 as of March 1, 1998, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

          Item 7.  Financial Statements; Pro Forma Financial Information and
                   ---------------------------------------------------------
Exhibits
--------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               1.1 Terms Agreement, dated March 1, 1998, between Structured Asset Securities Corporation and Lehman Brothers Inc.

               4.1 Trust Agreement, dated as of March 1, 1998, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

               99.1 Mortgage  Loan Sale and Assignment Agreement, dated as of
                    March 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

               99.2 Special Servicing Agreement,  dated as of March  1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

               99.3 Servicing  Agreement,  dated  as  of  December  1,  1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

               99.4 Servicing Agreement, dated  as of March 1,  1998, between
                    Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

               99.5 Flow  Servicing Agreement, dated as of September 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

               99.6 Servicing Agreement, dated  as of March 1,  1998, between
                    Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as servicer.

               99.7 Seller's Warranties and Servicing Agreement, dated  as of
                    September 30, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as servicer.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION



                              By: /c/ Theodore P. Janulis
                                  -----------------------------------------
                                    Name: Theodore P. Janulis
                                    Title: Managing Director


Dated:

                                EXHIBIT INDEX
                                -------------

Exhibit No.                   Description                             Page
-----------                   -----------
No.

1.1            Terms Agreement,  dated March 1,  1998, between
               Structured  Asset  Securities  Corporation  and
               Lehman Brothers Inc.

4.1 Trust Agreement, dated as of March 1, 1998, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2           Special Servicing Agreement,  dated as of March
               1, 1998,  between Lehman Capital, A Division of
               Lehman  Brothers   Holdings  Inc.,   and  Ocwen
               Federal Bank FSB, as special servicer.

99.3           Servicing Agreement,  dated as  of December  1,
               1997, between Lehman Capital, A Division of Lehman
               Brothers  Holdings Inc., and Ocwen Federal Bank
               FSB, as special servicer.

99.4           Servicing Agreement, dated as of March 1, 1998,
               between Lehman  Capital, A  Division of  Lehman
               Brothers   Holdings  Inc.,   and  Aurora   Loan
               Services  Inc., as servicer.

99.5           Flow  Servicing  Agreement, dated as of September
               1, 1997, between Lehman Capital, A Division of
               Lehman Brothers Holdings Inc., and Aurora Loan
               Services Inc., as servicer.

99.6 Servicing Agreement, dated as of March 1, 1998, between Lehman Capital, A Division of Lehman
               Brothers Holdings Inc., and Option One Mortgage
               Corporation, as servicer.

99.7 Seller's Warranties and Servicing Agreement, dated as of September 30, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as servicer.